UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2007
NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573

(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois		60555

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (630) 753-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01 REGULATION FD DISCLOSURE
     In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
     On October 22, 2007, Navistar International Corporation (the company) announced that Daniel C. Ustian, Chairman, President and Chief Executive Officer, will discuss business opportunities and other matters related to the company during the 31st Annual Gabelli & Co. Automotive Aftermarket Symposium in Las Vegas on October 29th at 3:45 PM PDT. Copies of the slides containing financial and operating information are attached as Exhibit 99.1 to this Current Report. On October 22, 2007, the company furnished detailed information related to the conference on a Form 8-K.
     The financial information contained in Exhibit 99.1 is not a complete statement of the company’s results for years ended October 31, 2005, 2004 and 2003, and has not been reviewed by the company’s independent accountants. Until the company’s Annual Report on Form 10-K for fiscal year 2005 and the requisite audit of the financial statements and related disclosures included in the fiscal year 2005 Form 10-K are complete, the financial information contained in Exhibit 99.1 is subject to change, which could be material.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit
No.	Description	Page
99.1	Slide Presentation for October 29, 2007 31st Annual Gabelli & Co. Automotive Aftermarket Symposium

Forward Looking Statements
Information provided and statements contained in this report that are not purely historical are forward -looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company’s other liquidity sources, to repay any amounts due should any of the company’s debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company’s future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company’s liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see Exhibit 99.1 to our Form 8-K filed on April 12, 2006. In addition, the financial information presented in this report is preliminary and unaudited and is subject to change based on the completion of our on-going review of accounting matters, the completion of our fiscal year 2005 and 2006 annual financial statements, the completion of the restatement of our financial results for the fiscal years 2003 and 2004 and for the first nine months of fiscal year 2005, and the restatement of our stockholders’ equity as of the beginning of fiscal year 2003 for the effects of adjustments prior to that year. It is likely that the process of restating the prior year financial statements will require changes to the company’s financial statements for fiscal year 2005 and financial information for fiscal years 2005 through 2007 due to revised application of certain accounting principles and methodologies that individually or in the aggregate may be material.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NAVISTAR INTERNATIONAL CORPORATION
Registrant

Date: October 29, 2007	/s/ William A. Caton
William A. Caton
Executive Vice President and Chief Financial Officer